UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2008

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139774	98-0550703
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

6408 Parkland Drive, Suite 104
Sarasota, Florida  34243
(Address of principal executive offices) (zip code)

941-751-6800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities

On January 24, 2008, Sunovia Energy Technologies, Inc. (the “Company”) and EPIR Technologies, Inc. (“EPIR”) entered into an Amended and Restated Research, Development and Supply Agreement (the “EPIR Agreement”) pursuant to which the Company has become the exclusive supplier of certain (i) EPIR products that are to be funded by the Company and developed by EPIR including one or more versions of photovoltaic solar cells or solar cell encapsulate technologies (the “EPIR Products”) and (ii) certain other products including infrared sensors and biosensors (the “EPIR Independent Products”), which right is contingent upon certain annual sales goals.

In accordance with the EPIR Agreement, EPIR is required to:

•	use commercially reasonable efforts to develop the EPIR Products using all available new technology that will be identified and defined by a technology development board;
•	use commercially reasonable efforts to supply EPIR Products and EPIR Independent Products in quantities that are consistent with the Company’s forecasted demand under this Agreement;
•	support the Company’s efforts in the marketing and promotion of the Company’s products;
•
refer any and all inquires for purchase of the EPIR Products or other products sold by the Company that incorporate the EPIR Products (the “Sunovia-EPIR Products”) received from third parties to the Company; and

•	inform the Company of any inquiries received by EPIR from third parties who or are interested in engaging EPIR to develop photovoltaic solar cells and related technologies.

In accordance with the EPIR Agreement, the Company is required to:

•	provide the required cash payments to EPIR as set forth in the EPIR Agreement;
•	develop distribution channels for the Sunovia-EPIR Products;
•	integrate, promote, market and sell the EPIR Products, EPIR Independent Products and the Sunovia-EPIR Products; and
•
inform EPIR of any inquiries received by the Company from third parties who or are interested in engaging  the Company and EPIR in connection with the development or use of photovoltaic solar cells and related technologies.

Unless terminated sooner, the term of the EPIR Agreement is through January 2018.

In addition to the above transaction, EPIR and the Company entered into a Stock Purchase Agreement pursuant to which EPIR purchase 37,803,852 shares of common stock of the Company (the “January 2008 Shares”) representing 10% of the issued and outstanding of the Company in consideration for the Company purchasing 202,200 shares of common stock of EPIR representing 10% of the issued and outstanding of EPIR.

The January 2008 Shares were offered and sold to an accredited investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. EPIR is an accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Research, Development and Supply Agreement between EPIR Technologies, Inc. and Sunovia Energy Technologies, Inc.

10.2	Stock Purchase Agreement between EPIR Technologies, Inc. and Sunovia Energy Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Dated: January 28, 2008	By:	/s/ Carl L. Smith, III
Name: Carl L. Smith, III
Title: Chief Executive Officer

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